Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 03/31/98
          File No. 811-2353
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              212,403,773
                       WITHHELD           3,852,460

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              212,594,151
                       WITHHELD           3,662,083

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              212,593,454
                       WITHHELD           3,662,780

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              212,594,002
                       WITHHELD           3,662,232









          Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 03/31/98
          File No. 811-2353
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              212,527,934
                       WITHHELD           3,728,300

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              212,397,848
                       WITHHELD           3,858,386

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR              212,400,280
                       WITHHELD           3,855,954

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              212,600,600
                       WITHHELD           3,655,633

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR              212,376,110
                       WITHHELD           3,880,123






          Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 03/31/98
          File No. 811-2353
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR              210,693,083
                       AGAINST            1,480,185
                       ABSTAIN            4,082,965

          Item 3:  New Investment Management Agreement
                   Kemper Municipal Bond Fund

                       Vote             Number
                       ----             -----------
                       F0R              195,614,879
                       AGAINST            4,391,646
                       ABSTAIN            7,548,567

                    Kemper Intermediate Municipal Bond Fund

                       Vote             Number
                       ----             -----------
                       F0R                1,159,791
                       AGAINST               26,278
                       ABSTAIN               17,969

          Item 6:  New Rule 12B-1 Distribution Plan
                   Kemper Municipal Bond Fund (Class B shareholders only)

                      Vote              Number
                      ----              -----------
                      FOR                 3,380,495
                      AGAINST                83,985
                      ABSTAIN                74,788








          Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 03/31/98
          File No. 811-2353
          Page 4

                  (Class C shareholders only)

                      Vote              Number
                      ----              -----------
                      FOR                   264,078
                      AGAINST                     0
                      ABSTAIN                 6,727

                   Kemper Intermedicate Municipal Bond Fund
                   (Class B shareholders only)

                      Vote              Number
                      ----              -----------
                      FOR                   256,575
                      AGAINST                     0
                      ABSTAIN                 5,681

                   Kemper Intermedicate Municipal Bond Fund
                   (Class C shareholders only)

                      Vote              Number
                      ----              -----------
                      FOR                    71,169
                      AGAINST                     0
                      ABSTAIN                     0

          Item 7: Approve changes in fundamental investment policies Kemper Municipal Bond Fund

                      Vote              Number
                      ----              -----------
                      F0R               167,754,077
                      AGAINST             7,328,059
                      ABSTAIN            10,847,408







Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 03/31/98
          File No. 811-2353
          Page 5

                   Kemper Intermediate Municipal Bond Fund

                      Vote              Number
                      ----              -----------
                      F0R                 1,211,730
                      AGAINST                48,388
                      ABSTAIN                21,391


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